VOYA VARIABLE PRODUCTS TRUST

Voya SmallCap Opportunities Portfolio

(“Portfolio”)

Supplement dated October 1, 2014

to the Portfolio’s Adviser Class, Class I, Class S,

and Service 2 Class Prospectus dated May 1, 2014

(“Prospectus”)

Effective immediately, the Portfolio’s Prospectus is revised to notify shareholders that Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.  The last four paragraphs of the subsection entitled “Management of the Portfolios — The Sub-Adviser and Portfolio Managers” of the Portfolio’s Prospectus are hereby deleted and replaced with the following:

Voya SmallCap Opportunities Portfolio

The following individuals are jointly responsible for the day-to-day management of Voya SmallCap Opportunities Portfolio.

Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005 and is primarily responsible for covering the industrials, energy, and materials sectors. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.

James Hasso, Portfolio Manager, has been with Voya IM since 2006 and is primarily responsible for covering the financials sector. Prior to joining Voya IM, Mr. Hasso had been a senior research analyst with First Investors Corporation from 2004-2006. Prior to that, Mr. Hasso served as a senior research analyst and associate portfolio manager with Valenzuela Capital Partners LLC from 2001-2002.

Steve Salopek, Portfolio Manager, joined Voya IM in June 2005 and is primarily responsible for covering the commercial services industry. Prior to joining Voya IM, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.  Mr. Salopek has decided to retire from Voya IM effective June 30, 2015.

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